UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2016

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 7, 2016, QLT Inc. (“QLT”) held its special meeting of shareholders in Vancouver, British Columbia (the “Special Meeting”).  At the Special Meeting, QLT shareholders voted on three proposals.  The final voting results with respect to each proposal are set forth below.

Proposal 1: At the Special Meeting, the QLT shareholders approved the proposal for an ordinary resolution authorizing QLT to issue the securities of QLT necessary to complete the transactions contemplated by the Agreement and Plan of Merger dated as of June 14, 2016 (as amended, the “Merger Agreement”) among QLT, Aegerion Pharmaceuticals, Inc. (“Aegerion”) and Isotope Acquisition Corp., an indirect wholly-owned subsidiary of QLT (“MergerCo”). The results of the vote on the resolution are set forth below.

FOR	AGAINST
34,538,338	812,516

Proposal 2:  Each of the four nominees to the QLT board of directors identified and described in QLT’s proxy statement, filed with the Securities and Exchange Commission on October 6, 2016, was elected at the Special Meeting, effective and conditional on completion of the merger between MergerCo and Aegerion (the “merger”). The results of the vote on the resolution are set forth below.

DIRECTORS NOMINATED	FOR	WITHHELD
Mary T. Szela	34,525,151	825,703
Sandford D. Smith	28,708,885	6,641,969
Donald K. Stern	34,523,092	827,762
Anne VanLent	34,489,833	861,021

Proposal 3:  At the Special Meeting, the QLT shareholders approved the proposal for an ordinary resolution approving amendments to the QLT 2000 Incentive Stock Plan to, among other things, increase the number of QLT common shares available for issuance thereunder by 12,000,000 to 23,800,000 shares, effective and conditional on completion of the merger. The results of the vote on the resolution are set forth below.

FOR	AGAINST
32,439,351	2,059,025

Item 8.01. Other Events.

On November 7, 2016, QLT issued a press release announcing (i) the results from the Special Meeting, (ii) that the record date for the previously announced warrant distribution will be November 17, 2016, with such warrants being distributed on or around November 23, 2016, and (iii) that, if all other conditions to the completion of the transactions contemplated by the Merger Agreement are satisfied or waived, it is anticipated that such transactions will be completed on November 29, 2016.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                              Financial Statements and Exhibits.

(d) Exhibits

99.1         Press Release dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.

By:	/s/ W. Glen Ibbott
Name:	W. Glen Ibbott
Title:	Chief Financial Officer

Date: November 7, 2016